EX-99.906CERT
Exhibit 99.906CERT
Form N-CSRS Item 12(b) Exhibit

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned hereby certify in their capacity as Assistant Treasurer and President, respectively, of Principled Equity Market Fund (the "Fund") that:

(a) the Semi Annual Report of the Principled Equity Market Fund on Form N-CSRS for the period ended June 30, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Principled Equity Market Fund for such period.

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Principled Equity Market Fund

As Of: August 15, 2008

/s/ Christopher Y. Williams
Christopher Y. Williams
Assistant Treasurer


As Of: August 15, 2008

/s/ David W. C. Putnam
David W. C. Putnam
President